UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1900 Fifth Avenue North

Birmingham, Alabama 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On August 12, 2021, Regions Financial Corporation (the “Company”) issued a press release announcing that the Company is sending redemption notices to the holders of its 3.800% Senior Notes due August 14, 2023 (the “2023 Notes”). Additional information regarding the redemption of the 2023 Notes is available in the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. In accordance with general instruction B.2 of Form 8-K, this information, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01.	Other Events

On August 12, 2021, the Company issued and sold $650,000,000 aggregate principal amount of 1.800% Senior Notes due 2028 (the “2028 Notes”) of the Company. The 2028 Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC and Regions Securities LLC, as representatives of the several underwriters listed therein, dated August 9, 2021. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The Company received $646,067,500 in proceeds, before offering expenses, from the sale of the 2028 Notes.

The 2028 Notes were issued pursuant to the terms of an Indenture, dated as of August 8, 2005, as supplemented by the Twelfth Supplemental Indenture, dated August 12, 2021, between the Company and Deutsche Bank Trust Company Americas, as trustee, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of certificate representing the 2028 Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1.1, 4.1, and 4.2 as exhibits to the Company’s registration statement on Form S-3 (File No. 333-229810) (the “Registration Statement”), and such exhibits are incorporated into the Registration Statement by reference herein.

A copy of the opinions of Sullivan & Cromwell LLP, counsel to the Company, are attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are incorporated into the Registration Statement by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated August 9, 2021, by and among BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC and Regions Securities LLC, as representatives of the several underwriters listed therein.

4.1	Twelfth Supplemental Indenture, dated August 12, 2021, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of 1.800% Senior Notes due 2028 (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

99.1	Press release dated August 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: August 12, 2021	By:	/s/ Hardie B. Kimbrough, Jr.
	Name:	Hardie B. Kimbrough, Jr.
	Title:	Executive Vice President and Controller (Chief Accounting Officer and Authorized Officer)